                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

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      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                   ARENA PHARMACEUTICALS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                       [ARENA PHARMACEUTICALS INC. LOGO]

                          ARENA PHARMACEUTICALS, INC.

Jack Lief
President, Chief Executive Officer                            6166 Nancy Ridge Drive
and Director                                                  San Diego, CA 92121

Dear Arena Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of the Stockholders of Arena Pharmaceuticals, Inc. The Annual Meeting will be held on Tuesday, May 8, 2001, at 10:00 am, San Diego local time, at the offices of Arena located at 6166 Nancy Ridge Drive, San Diego, California 92121. I look forward to meeting with as many of our stockholders as possible.

    At the Annual Meeting, we will elect six directors and act upon the selection of independent auditors and a proposal to approve the 2001 Arena Employee Stock Purchase Plan. There will also be a report on the Company's business, and you will have an opportunity to ask questions about your Company.

    Whether or not you attend the Annual Meeting for your Company, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed Proxy either in the enclosed envelope (no postage is required if mailed in the United States) or by fax to (303) 986-2444, Attention Proxy Department. By returning the Proxy you can help your Company avoid the expense of duplicating proxy solicitations and possibly having to reschedule the Annual Meeting if a quorum is not present or represented by proxy. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

    If you would like directions to the Company, please visit our web site at www.arenapharm.com under Corporate Info, where you will find a "Directions" section that has an easy to use map locator program.

    On behalf of the employees of your Company and the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                          Sincerely,

                                          /s/ Jack Lief

                                          Jack Lief
                                          President, Chief Executive Officer and
                                          Director

  For further information about the Annual Meeting, please call (858) 453-7200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 2001
                          ARENA PHARMACEUTICALS, INC.
                             6166 NANCY RIDGE DRIVE
                          SAN DIEGO, CALIFORNIA 92121

To the Stockholders of Arena Pharmaceuticals, Inc.:

    The Annual Meeting of Stockholders of Arena Pharmaceuticals, Inc., a Delaware corporation (the "Company") will be held on Tuesday, May 8, 2001 at 10:00 a.m. San Diego local time, at the Company's offices, located at 6166 Nancy Ridge Drive, San Diego, California 92121, for the following purposes:

    1. To elect directors to the Board of Directors to serve for the ensuing year and until their successors are elected and qualified.

    2. To ratify the Company's selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

    3. To vote on a proposal to approve the 2001 Arena Employee Stock Purchase Plan with 1,000,000 shares of common stock available for grant thereunder.

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

    Only stockholders of record at the close of business on March 15, 2001 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

    Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE YOUR COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. You also may return the Proxy by fax to (303) 986-2444, Attention Proxy Department. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy may be cancelled at your option.

                                          By Order of the Board of Directors

                                          /s/ Richard P. Burgoon, Jr.

                                          Richard P. Burgoon, Jr.
                                          Senior Vice President, Operations
                                          General Counsel & Secretary

                      TABLE OF CONTENTS TO PROXY STATEMENT

Information Concerning Solicitation and Voting..............      1
  General...................................................      1
  Record Date, Outstanding Shares and Voting................      1
  Revocability of Proxies...................................      2
  Cost of Solicitation......................................      2

Proposal 1--Election of Directors...........................      2
  Nominees..................................................      3
  Business Experience of Directors..........................      3
  Committees of the Board of Directors......................      4
  Attendance at Meetings of the Board of Directors and
    Committees Thereof......................................      4

Proposal 2--Ratification of Independent Auditors............      4

Proposal 3--Approval of the 2001 Arena Employee Stock
  Purchase Plan.............................................      5
  Participation in the Employee Plan........................      5
  Description of the Employee Plan..........................      5
  Federal Tax Information for the Employee Plan.............      7

Compensation and Other Information Concerning Officers,
  Directors and Certain Stockholders........................      9
  Executive Officers........................................      9
  Director Compensation.....................................     10
  Executive Compensation....................................     10
  Option/SAR Grants in Last Fiscal Year.....................     12
  Aggregated Option/SAR Exercises in Last Fiscal Year and
    Fiscal Year End Option/SAR Values.......................     13
  Employment Agreements.....................................     13
  Compensation Committee Report on Executive Compensation...     13
  Performance Graph.........................................     15
  Security Ownership of Certain Beneficial Owners and
    Management..............................................     17
  Section 16(a) Beneficial Ownership Reporting Compliance...     18
  Compensation Committee Interlocks and Insider
    Participation...........................................     19
  Certain Relationships and Related Transactions............     19

Audit Committee Report......................................     20

Audit Fees..................................................     21
Financial Information Systems Design and Implementation
  Fees......................................................     21
All Other Fees..............................................     21

Stockholder Proposals for the 2002 Annual Meeting...........     21

Annual Report...............................................     21

Annual Report on Form 10-K..................................     21

Other Matters...............................................     22

Exhibit A--Charter of the Audit Committee of the Board of
  Directors.................................................    A-1
Exhibit B--2001 Arena Employee Stock Purchase Plan..........    B-1

                          ARENA PHARMACEUTICALS, INC.
                             6166 NANCY RIDGE DRIVE
                              SAN DIEGO, CA 92121
                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF STOCKHOLDERS
            TO BE HELD MAY 8, 2001 AT 10:00 AM SAN DIEGO LOCAL TIME
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Arena Pharmaceuticals, Inc., a Delaware Corporation (the "Company"), for use at the 2001 Annual Meeting of Stockholders to be held on Tuesday, May 8, 2001, at 10:00 am, San Diego local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices, located at 6166 Nancy Ridge Drive, San Diego, California 92121.

    This Proxy Statement, together with the Notice of Annual Meeting of Stockholders, the form of Proxy and the Company's Annual Report to Stockholders, are being mailed on or about March 29, 2001 to all stockholders of record at the close of business on March 15, 2001 (the "Record Date").

RECORD DATE, OUTSTANDING SHARES AND VOTING

    Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on the Record Date, 22,696,913 shares of the Company's common stock were outstanding.

    Each holder of record of common stock on such date will be entitled to one vote, for each share held, on all matters to be voted on at the Annual Meeting. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting. Stockholders may vote in person or by proxy.

    All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence, in person or by proxy, of the holders of a majority of outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

    Votes withheld from any nominee for election as director, abstentions and broker "non-votes" will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    Abstentions will be included in the number of shares present and voting on each matter but will have the effect of a negative vote. Non-votes will not be included in the number of shares present and voting on each matter and will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of votes from which a majority is calculated.

    The election of directors by the stockholders will be determined by a plurality of votes cast by stockholders entitled to vote, and votes withheld will not be counted toward the achievement of a plurality. On all other matters being submitted to the stockholders, the affirmative vote of a majority of the shares, present in person or represented by proxy at the meeting and entitled to vote, will be required for approval.

    Any proxy which is returned using the form of Proxy enclosed and is not marked as to a particular item will be voted for the election of directors named in the Proxy, for the confirmation of the selection of the designated independent auditors, for the approval of the 2001 Arena Employee Stock Purchase Plan with 1,000,000 shares of common stock reserved for issuance thereunder and, as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be. In the event that any nominee for director should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as designated by the present Board of Directors.

REVOCABILITY OF PROXIES

    Any person giving a Proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing, with the Secretary of the Company at 6166 Nancy Ridge Drive, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

COST OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition, the Company expects to reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by mail, telephone, facsimile, e-mail or telegram.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The persons named below are nominees for director to serve until the next annual meeting of stockholders and until their successors have been elected and qualified or until their early resignation or removal. The Company's bylaws provide that the authorized number of directors shall be determined by a resolution of the Board of Directors. The authorized number of directors is currently six.

    Each nominee listed below is currently a director of the Company. Directors are elected by a plurality of votes present in person or by proxy and entitled to vote at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the nominees named below. In the event that any nominee of the Company is unavailable to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any substitute nominee who shall be designated by the present Board of Directors. Management has no reason to believe that any nominee will be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED BELOW.

NOMINEES

    The following table sets forth information regarding the nominees:

                                                                            YEAR FIRST ELECTED
NAME                                      POSITIONS AND OFFICES HELD             DIRECTOR          AGE
----                                      --------------------------        ------------------   --------
Jack Lief(1)......................  President, CEO and Director                    1997             55
Dominic P. Behan, Ph.D............  Vice President, Research and Director          2000             37
Derek T. Chalmers, Ph.D...........  Vice President, Research and Director          2000             37
John P. McAlister, III,             Director
  Ph.D.(2)(3).....................                                                 1997             52
Michael Steinmetz,                  Director
  Ph.D.(1)(2)(3)..................                                                 1999             53
Stefan Ryser, Ph.D.(1)(2)(3)......  Director                                       1999             41

------------------------

(1) Member of Compensation Committee

(2) Member of Audit Committee

(3) Member of Stock Option Committee

BUSINESS EXPERIENCE OF DIRECTORS

    Jack Lief is a co-founder of the Company and has served as a director, President and Chief Executive Officer since April 1997. Mr. Lief is also currently serving as a director, Chief Executive Officer and President of Aressa Pharmaceuticals, Inc. and of BRL Screening, Inc., both of which are subsidiaries of the Company. Mr. Lief also serves as a director of ChemNavigator.com. ChemNavigator.com is a 34% owned affiliate of the Company. From 1995 until April 1997, Mr. Lief served as an advisor and consultant to numerous biopharmaceutical organizations. From 1989 to 1994, he served as Senior Vice President, Corporate Development and Secretary of Cephalon, Inc. From 1983 to 1989, Mr. Lief served as Director of Business Development and Strategic Planning for Alpha Therapeutic Corporation. Mr. Lief joined Abbott Laboratories in 1972 where he served until 1983, most recently as the head of International Marketing Research. Mr. Lief holds a B.A. from Rutgers University and a M.S. in Psychology (Experimental and Neurobiology) from Lehigh University.

    Dominic P. Behan, Ph.D. is a co-founder of the Company and has served as Vice President, Research since April 1997 and a director since April 2000. From 1993 to January 1997, Dr. Behan directed various research programs at Neurocrine Biosciences. From 1990 until 1993, he was engaged in research at the Salk Institute. Dr. Behan holds a Ph.D. in Biochemistry from Reading University, England.

    Derek T. Chalmers, Ph.D. is a co-founder of the Company and has served as Vice President, Research since April 1997 and as a director since April 2000. From 1994 to December 1996, Dr. Chalmers directed various research programs at Neurocrine Biosciences. From 1990 until 1994, he was engaged in research at the University of Michigan. Dr. Chalmers holds a Ph.D. in Neuroscience and Neuropharmacology from the University of Glasgow, Scotland.

    John P. McAlister, III, Ph.D. has served as a director since July 1997.
Dr. McAlister joined Tripos, Inc., a provider of discovery research software and services to the life sciences industry, in 1982, and since 1988, has served as President and Chief Executive Officer of Tripos. Dr. McAlister holds a Ph.D. in Biochemistry and X-Ray Crystallography from the University of Wisconsin, Madison. He currently also serves as a director of Tripos.

    Michael Steinmetz, Ph.D. has served as a director since May 1999. Since 1997, he has served as General Partner for MPM Capital, a venture capital firm focusing on investments in the biotechnology industry. Dr. Steinmetz is a General Partner of the BioVentures funds. From 1991 to 1997, he served as Vice President Preclinical Research and Development of various divisions of F. Hoffmann-La Roche Ltd.

Dr. Steinmetz holds a Ph.D. in Natural Sciences from the University of Munich, Germany. He currently serves as Chairman at GPC Biotech and Coelacanth Corporation. Dr. Steinmetz also currently serves as director of Acorda Therapeutics, Atugen, Caliper Technologies Corp., Epigenomics, IDEA, MacroGenics and Xcyte.

    Stefan Ryser, Ph.D. has served as a director since January 1999. In
April 2000, Dr. Ryser became a Managing Director of Bear Sterns and founding Managing Partner of Bear Stearns Health Innoventures Management LLC, a company that manages venture capital investments in the health care industry. Dr. Ryser also has been a founder as well as a member of the board of International Biomedicine Management Partners Inc., a Swiss company that manages investments in the biotechnology industry. Prior to his position with Bear Stearns Health Innoventures fund, Dr. Ryser served as Chief Executive Officer of International Biomedicine Management Partners Inc. since January of 1998. From January 1985 to December 1997, Dr. Ryser held various positions at Hoffman-La Roche Inc., a pharmaceutical company, in Basel, Switzerland, and in Nutley, New Jersey, including Head of Global Research Staff and Scientific Assistant to the President of Global Research and Development. Dr. Ryser holds a Ph.D. in Molecular Biology from the University of Basel, Switzerland. He currently also serves as a director of Genaissance Pharmaceuticals, Inc., Telik, Inc., and Cytokinetics, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company established an Audit Committee, a Compensation Committee and a Stock Option Committee during 2000. The Company does not have a nominating committee or a committee that performs the functions of a nominating committee.

    The Audit Committee reviews the financial information to be provided to stockholders, monitors the integrity of the Company's internal controls and monitors the independence and performance of the Company's independent auditors. The Audit Committee currently consists of the outside directors, Dr. McAlister, Dr. Ryser and Dr. Steinmetz. The Audit Committee held one meeting during the fiscal year ended December 31, 2000.

    The Compensation Committee reviews and approves the compensation and benefits for directors and the executive officers, and makes recommendations to the Board of Directors regarding these matters. The Compensation Committee currently consists of Mr. Lief, Dr. Ryser and Dr. Steinmetz. The Compensation Committee held two meetings during the fiscal year ended December 31, 2000.

    The Stock Option Committee authorizes and approves stock option grants under the Company's 2000 Equity Compensation Plan. The Stock Option Committee currently consists of the outside directors, Dr. McAlister, Dr. Ryser and Dr. Steinmetz. The Stock Option Committee held two meetings during the fiscal year ended December 31, 2000.

ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

    The Board of Directors held a total of four meetings during the fiscal year ended December 31, 2000. Each incumbent director who served as a director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which such director served during the periods in which he served.

                                   PROPOSAL 2
                      RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Ernst & Young LLP has audited the Company's financial statements since its inception in 1997. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates, except in the firm's capacity as the Company's auditor.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. The Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.

    In the event that the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the Company's and its stockholders' best interest.

    Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

    The affirmative vote of the holders of a majority of shares represented and voting at the meeting will be required to ratify the selection of Ernst & Young LLP.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

                                   PROPOSAL 3
                      APPROVAL OF THE 2001 ARENA EMPLOYEE
                              STOCK PURCHASE PLAN

    This proposal is to approve a new employee stock purchase plan for the Company and the reservation of 1,000,000 shares of common stock for issuance thereunder. On March 15, 2001, the Board of Directors determined that it was in the Company's best interest and in the best interest of the Company's stockholders to adopt the 2001 Arena Employee Stock Purchase Plan (the "Employee Plan") which is described below and attached to this Proxy Statement as Exhibit B. At this time, the Board of Directors has adopted the Employee Plan and reserved common stock for issuance thereunder, subject to stockholder approval, in the amount of 1,000,000 shares.

PARTICIPATION IN THE EMPLOYEE PLAN

    Participation in the Employee Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Employee Plan are not determinable. Nonemployee directors are not eligible to participate in the Employee Plan.

    The essential terms of the Employee Plan are summarized as follows:

DESCRIPTION OF THE EMPLOYEE PLAN

    GENERAL. The purpose of the Employee Plan is to provide employees with an opportunity to purchase common stock of the Company through accumulated payroll deductions.

    ADMINISTRATION. The Employee Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. All questions of interpretation or application of the Employee Plan are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

    ELIGIBILITY. Each employee of the Company or its subsidiaries (including officers) whose customary employment with the Company is at least 20 hours per week is eligible to participate in an Offering Period

(as defined below); provided, however, that no employee shall be granted an option under the Employee Plan (i) to the extent that, immediately after the grant, such employee would own capital stock and/or hold outstanding options to purchase such stock representing five percent or more of the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible employees become participants in the Employee Plan by filing with the Company a subscription agreement authorizing payroll deductions prior to the beginning of each Offering Period unless a later time for filing the subscription agreement has been set by the Board. As of March 1, 2001, approximately 122 employees, including ten executive officers, were eligible to participate in the Employee Plan.

    PARTICIPATION IN AN OFFERING. The Employee Plan is implemented by consecutive overlapping offering periods lasting for 24 months (an "Offering Period"), with a new Offering Period commencing on the first trading day on or after January 1, April 1, July 1 and October 1 of each year. Common stock may be purchased under the Employee Plan every three months (a "Purchase Period"), unless the participant withdraws or terminates employment earlier. To the extent the fair market value of the common stock on any exercise date in an Offering Period is lower than the fair market value of the common stock on the first day of the Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their options on such exercise date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof. The Board of Directors may change the duration of the Purchase Periods or the length or date of commencement of an Offering Period. To participate in the Employee Plan, each eligible employee must authorize payroll deductions pursuant to the Employee Plan. Such payroll deductions may not exceed 15% of a participant's compensation.

    Once an employee becomes a participant in the Employee Plan, the employee will automatically participate in each successive Offering Period until such time as the employee withdraws from the Employee Plan or the employee's employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of common stock. The option expires at the end of the Offering Period or upon termination of employment, whichever is earlier, but is exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period. The number of shares subject to the option may not exceed 625 shares of the common stock in each Purchase Period.

    PURCHASE PRICE, SHARES PURCHASED. Shares of common stock may be purchased under the Employee Plan at a price not less than 85% of the lesser of the fair market value of the common stock on the (i) the first trading day of each Offering Period or (ii) the last trading day of each Purchase Period. The "fair market value" of the common stock on any relevant date will generally be the closing price per share as quoted on The Nasdaq National Market (or the closing bid, if no sales were reported) as reported in The Wall Street Journal. The number of shares of common stock a participant purchases in each Purchase Period is determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that Purchase Period by the Purchase Price. On March 1, 2001, the closing price per share as reported on the Nasdaq National Market was $23.00.

    TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including disability or death, or the failure of the participant to remain in the continuous scheduled employ of the Company for at least 20 hours per week, cancels his or her option and participation in the Employee Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Employee Plan.

    ADJUSTMENT UPON CHANGE IN CAPITALIZATION. In the event that the Company's common stock is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company affected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Employee Plan, the number and class of shares of stock subject to options outstanding under the Employee Plan and the exercise price of any such outstanding options. Any such adjustment shall be made by the Board of Directors, whose determination shall be conclusive.

    DISSOLUTION OR LIQUIDATION. In the event of a proposed dissolution or liquidation, the Offering Period then in progress will be shortened and a new exercise date will be set.

    MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation or a sale of all or substantially all of the Company's assets, each outstanding option may be assumed or substituted by the successor corporation. If the successor corporation refuses to assume or substitute the outstanding options, the Offering Period then in progress will be shortened and a new exercise date will be set.

    AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may at any time terminate or amend the Employee Plan. An Offering Period may be terminated by the Board of Directors at the end of any Purchase Period if the Board determines that termination of the Employee Plan is in the best interests of the Company and its stockholders. No amendment shall be effective unless it is approved by the holders of a majority of the votes cast at a duly held stockholders' meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Employee Plan will terminate in March 2011.

    WITHDRAWAL. Generally, a participant may withdraw from an Offering Period at any time without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular offering, that participant may not participate again in the same offering.

FEDERAL TAX INFORMATION FOR THE EMPLOYEE PLAN

    The Employee Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Employee Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period.

    If the shares sold or disposed of have been held more than one year from the date of transfer of the stock to the participant or more than two years from the first day of the Offering Period, then the participant will recognize ordinary income on the lesser of (i) 15% of the value of the shares as of the first day of the Offering Period, or (ii) the excess of the value of the shares at the time of such sale or disposition over the Employee Price. Any additional gain will be treated as long-term capital gain.

    If the shares are sold or disposed of have not been held for the respective one or two year required holding periods, then the participant will recognize ordinary income generally measured as the excess of the value of the shares on the date the shares are purchased over the Employee Price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

    The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Employee Plan. In addition, this summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside. Reference should be made to the applicable provisions of the Code for more complete details.

    The affirmative vote of the holders of a majority of shares represented and voting at the meeting will be required to approve the Employee Plan.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE EMPLOYEE PLAN DESCRIBED ABOVE, AND RESERVATION OF 1,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

            COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
                       DIRECTORS AND CERTAIN STOCKHOLDERS

EXECUTIVE OFFICERS

    The executive officers of the Company are appointed annually by the Board of Directors and serve at the discretion of the Board of Directors. Set forth below are the names and certain biographical information regarding the executive officers of the Company.

NAME                                          AGE                       POSITION
----                                        --------                    --------
Jack Lief.................................     55      President and Chief Executive Officer
Dominic P. Behan, Ph.D....................     37      Vice President, Research
Derek T. Chalmers, Ph.D...................     37      Vice President, Research
Robert Hoffman, CPA.......................     35      Vice President, Finance
Joyce H. Williams R.A.C...................     55      Vice President, Drug Development
Richard P. Burgoon, Jr....................     39      Senior Vice President, Operations, General
                                                       Counsel and Secretary
Nigel R.A. Beeley, Ph.D...................     50      Vice President, Chief Chemical Officer
Elaine Alexander, M.D., Ph.D..............     48      Vice President, Experimental and Clinical
                                                       Research
Louis J. Scotti...........................     45      Vice President, Business Development
Joseph F. Mooney..........................     53      Chief Financial Officer

    See "Proposal No. 1 Election of Directors" for biographical information regarding Mr. Lief, Dr. Behan and Dr. Chalmers, who are also directors.

    Robert Hoffman, CPA, has served as the Company's Vice President, Finance since April 2000 and served as the Company's Controller from August 1997 until April 2000. Mr. Hoffman also serves as the Chief Financial Officer of ChemNavigator.com and as Vice President, Finance of BRL Screening, Inc. From 1994 to 1997, he served as Assistant Controller for Document Sciences Corporation. Mr. Hoffman holds a B.B.A. from St. Bonaventure University in New York and is licensed as a CPA in the state of California.

    Joyce H. Williams, R.A.C., has served as the Company's Vice President, Drug Development since February 1998. Ms. Williams began serving as Vice President, Regulatory & Clinical Affairs of Aressa Pharmaceuticals, Inc. in October 2000. From January 1997 to February 1998, Ms. Williams served as Regulatory Consultant for ProFocus Regulatory Solutions. From 1995 to 1996, she served as Executive Director, Regulatory Affairs at Advanced Sterilization Products, a division of Johnson & Johnson. Ms. Williams has over 20 years of experience in regulatory affairs with pharmaceutical and medical technology firms. Ms. Williams holds a B.A. from Case Western Reserve University and an M.B.A. from Pepperdine University. Ms. Williams has earned the designation Regulatory Affairs Certified (R.A.C.).

    Richard P. Burgoon, Jr. joined the Company in April 1998, most recently serving as Senior Vice President, Operations, General Counsel and Secretary.
Mr. Burgoon is also currently serving as a director, Chief Operating Officer and Secretary of Aressa Pharmaceuticals, Inc. and as director and Secretary of ChemNavigator.com and as a director of BRL Screening, Inc. From 1997 to 1998, Mr. Burgoon was an attorney for Reed, Smith, Shaw & McClay. From 1994 to 1997, Mr. Burgoon served as Senior Director and Patent Counsel at Cephalon, Inc. From 1992 to 1994, he served as Intellectual Property Counsel to IDEC Pharmaceuticals Corporation. From 1990 to 1992, he served as Staff Attorney at Beckman Instruments, Inc. Mr. Burgoon holds B.S. and B.A. degrees from the University of California, Irvine. He received his J.D. from the Franklin Pierce Law Center.

    Nigel R.A. Beeley, Ph.D. has served as the Company's Vice President and Chief Chemical Officer since March 1999. From 1994 to 1998 he was Senior Director of Chemistry at Amylin Pharmaceuticals, Inc. and from 1988 to 1994 he served as Head of Oncology-Chemistry for Celltech, Slough, UK. From 1980 to 1988 he held positions of increasing seniority in the cardiovascular group at Synthelabo Recherche, Paris, France and from 1978 to 1980 he was a CNS Medicinal Chemist for Reckitt and Coleman, Hull, UK. From 1976 to 1978 Dr. Beeley held a Royal Society Overseas Research Fellow at ETH, Zurich, Switzerland. Dr. Beeley has a BSc Honours (Class 1) degree in Chemistry from the University of Liverpool, UK and a Ph.D. in Chemistry from the University of Manchester, UK.

    Elaine Alexander, M.D., Ph.D. has served as the Company's Vice President, Experimental and Clinical Research since May 1999. From 1998 to 1999, she served as a consultant to biotechnology companies and the National Institutes of Health. From 1993 to 1997, she served as Director of Experimental and Exploratory Research for Cephalon, Inc. Dr. Alexander holds a Ph.D. and M.D. from the University of California, Los Angeles.

    Louis J. Scotti has served as the Company's Vice President, Business Development since August 1999. From June 1998 until July 1999, Mr. Scotti served as President and Chief Executive Officer for ProtoMed, Inc. From April 1996 to June 1998, he served as Executive Director of Licensing for Ligand Pharmaceuticals, Inc. From 1986 to 1995, he served in various positions at Reed & Carnrick Pharmaceuticals, most recently as Vice President of Marketing and Business Development. Mr. Scotti holds a B.S.E. in Biomedical Engineering from the University of Pennsylvania.

    Joseph F. Mooney joined the Company as Chief Financial Officer in
September 2000. Mr. Mooney also serves as a director and as Treasurer of BRL Screening, Inc. From 1995 to 2000 he was a Managing Principal of Liquidity Sources LLC. From 1987 to 1993 he was with Tucson Resources, Inc., a subsidiary of Tucson Electric Power most recently as the Vice President, Securities and Treasurer. Mr. Mooney holds an MBA from the Graduate School of Business at the University of Chicago and an MSc from the London School of Economics and Political Science, as well as degrees in pure mathematics from Boston College and Brandeis University.

DIRECTOR COMPENSATION

    Other than expenses in connection with attendance at meetings and other customary expenses, the Company currently does not compensate any non-employee members of the Board of Directors. Directors who are also employees do not receive additional compensation for serving as directors.

    Under the Company's 2000 Equity Compensation Plan, non-employee directors will be eligible to receive option grants to purchase shares of Company common stock, as determined by the Stock Option Committee. Non-employee directors will also be eligible to receive direct stock issuances.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

    The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered to the Company in all capacities for the fiscal years ended December 31,

2000 and December 31, 1999 by the Company's Chief Executive Officer and its four other most highly paid executive officers (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                                               COMPENSATION
                                                     ANNUAL COMPENSATION          AWARDS
                                                  -------------------------   --------------
                                                                                SECURITIES
                                                               OTHER ANNUAL     UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR     SALARY (1)   COMPENSATION   OPTIONS/SARS #   COMPENSATION
---------------------------            --------   ----------   ------------   --------------   ------------
Jack Lief............................    2000      $321,667       $    --         300,000         $    --
  President and Chief Executive          1999       197,600            --          12,500              --(4)
  Officer
Dominic P. Behan, Ph.D...............    2000       200,000        55,000(2)      200,000              --
  Vice President, Research               1999       137,500            --          12,500           2,404(3)
Derek T. Chalmers, Ph.D..............    2000       200,000        55,000(2)      200,000           3,365(3)
  Vice President, Research               1999       137,500            --          12,500           4,807(3)
Richard P. Burgoon, Jr...............    2000       209,279            --         100,000          23,653(3)
  Senior Vice President, Operations &    1999       156,183            --          22,500           2,981(3)(4)
  General Counsel
Nigel R. Beeley, Ph.D................    2000       175,000            --          25,000              --
  Vice President, Chief Chemical         1999       118,750            --          25,000              --(4)
  Officer

------------------------

(1) In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table. Amounts earned during the years 1999 and 2000 but deferred at the election of the Named Executive Officer pursuant to the Company's 401(k) plan are included in the Salary column.

(2) During the year 2000, each of Dr. Behan and Dr. Chalmers received an advance on their salary in the amount of $80,000. Each of Dr. Behan and Dr. Chalmers have offset their advances by $25,000 in the form of salary reductions through December 31, 2000. This has resulted in a net advance of $55,000 to each of Dr. Behan and Dr. Chalmers during 2000.

(3) After their annual anniversary hire date, each of the Company's employees may elect to be paid for unused vacation time in the form of additional salary. Dr. Behan elected to be paid in the form of additional salary for one week of unused vacation time in the year ended December 31, 1999.
    Dr. Chalmers elected to be paid in the form of additional salary for two weeks and one week of unused vacation time in the years ended December 31, 1999 and December 31, 2000, respectively. Mr. Burgoon elected to be paid in the form of additional salary for one week and six weeks of unused vacation time in the years ended December 31, 1999 and December 31, 2000, respectively.

(4) Pursuant to a four-year consulting agreement with ChemNavigator.com, Mr. Lief was awarded 200,000 shares of common stock of ChemNavigator.com in May 1999. The shares vest at a rate of 50,000 shares a year beginning in May 2000, provided that Mr. Lief remains employed by us. Pursuant to a four-year consulting agreement with ChemNavigator.com, Mr. Burgoon was awarded 175,000 shares of common stock of ChemNavigator.com in May 1999. The shares vest at a rate of 43,750 shares a year beginning in May 2000, provided that Mr. Burgoon remains employed by us. Dr. Beeley was awarded 3,200 options to purchase shares of common stock of ChemNavigator.com for consulting services rendered in 1999. The options vest at the rate of 800 options per year beginning in October 2000, provided he continues to provide services to ChemNavigator.com.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 2000 by the Company to the Named Executive Officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                           -----------------------------------------------------------------
                                            PERCENT OF
                             NUMBER OF         TOTAL
                            SECURITIES     OPTIONS/SARS                 MARKET
                            UNDERLYING      GRANTED TO     EXERCISE    PRICE ON
                           OPTIONS/SARS    EMPLOYEES IN    PRICE PER   DATE OF    EXPIRATION
NAME                        GRANTED (#)     FISCAL YEAR      SHARE      GRANT        DATE
----                       -------------   -------------   ---------   --------   ----------
Jack Lief................     100,000           8.3%        $ 0.60      $18.00      3/3/10
                              200,000          16.5          24.23       28.50     8/22/10
Dominic P. Behan, Ph.D...     100,000           8.3           0.60       18.00      3/3/10
                              100,000           8.3          24.23       28.50     8/22/10
Derek T. Chalmers,
  Ph.D...................     100,000           8.3           0.60       18.00      3/3/10
                              100,000           8.3          24.23       28.50     8/22/10
Richard P. Burgoon, Jr...      50,000           4.1           0.60       18.00      3/3/10
                               50,000           4.1          24.23       28.50     8/22/10
Nigel R.A. Beeley,
  Ph.D...................       6,250             *           0.60       18.00      3/1/10
                               18,750           1.6           0.60       18.00      4/4/10

                             POTENTIAL REALIZABLE VALUE AT ASSUMED
                                  ANNUAL RATES OF STOCK PRICE
                               APPRECIATION FOR OPTION TERM (1)
                           -----------------------------------------

                                                     MARKET VALUE AT
                                                      DATE OF GRANT
                                                           0%
NAME                           5%          10%        APPRECIATION
----                       ----------   ----------   ---------------
Jack Lief................  $2,872,010   $4,608,736      $     --
                            4,438,700    9,938,332       854,000
Dominic P. Behan, Ph.D...   2,872,010    4,608,736            --
                            2,219,350    4,969,166       427,000
Derek T. Chalmers,
  Ph.D...................   2,872,010    4,608,736            --
                            2,219,350    4,969,166       427,000
Richard P. Burgoon, Jr...   1,436,005    2,304,368            --
                            1,109,675    2,484,583       213,500
Nigel R.A. Beeley,
  Ph.D...................     179,501      288,046            --
                              538,502      864,138            --

------------------------------

*  Less than one percent.

(1) The potential realizable value is based on the form of the option at its time of grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and the option is exercised and sold on the last day of its term for the appreciated stock price. Pursuant to SEC guidelines, for options granted prior to the Company's initial public offering, the stock price on the date of grant is deemed to be equal to the initial public offering price of $18.00 per share. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent the Company's estimate or projection of the future common stock price.

    The Company does not provide assurance to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock does in fact appreciate over the option term, no value will be realized from the option grants made to the executive officers.

    Pursuant to stock option agreements between the Company and its employees, each of its employees are entitled to exercise their options prior to vesting. If they exercise their options prior to vesting, they will receive restricted shares which will vest in accordance with the normal vesting schedule set forth in their stock option agreement and are subject to repurchase by the Company if they cease to be employed by the Company.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
  OPTION/SAR VALUES

    The following table shows for fiscal year ended December 31, 2000 certain information regarding options exercised by, and held at year end by, the Named Executive Officers:

                                                                   NUMBER OF SECURITIES
                                                                        UNDERLYING             VALUE OF UNEXERCISED IN-
                                 NUMBER OF                       UNEXERCISED OPTIONS/SARS       THE-MONEY OPTIONS/SARS
                                  SHARES                          AT DECEMBER 31, 2000(2)      AT DECEMBER 31, 2000 (3)
                                ACQUIRED ON        VALUE        ---------------------------   ---------------------------
NAME                             EXERCISE     REALIZED ($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            -----------   ---------------   -----------   -------------   -----------   -------------
Jack Lief.....................    162,500         $20,000              --         200,000        $    --     $       --
Dominic P. Behan, Ph.D........     50,000          20,000           6,250         206,250         93,125      1,583,125
Derek T. Chalmers, Ph.D.......     50,000          20,000           6,250         206,250         93,125      1,583,125
Richard P. Burgoon, Jr........     53,750          45,250              --          98,750             --        726,375
Nigel R. A. Beeley, Ph.D......     50,000              --              --              --             --             --

------------------------

(1) Value realized is based on the fair market value of the Company's common stock on the date of exercise minus the exercise price without taking into account any taxes that may be payable in connection with the transaction.

(2) Pursuant to stock option agreements between the Company and its employees each of its employees are entitled to exercise their options prior to vesting. Therefore, all of the exercisable options are vested, but have not yet been exercised, and all of the unexercisable options may be exercised, but have not yet vested and will only vest subject to the terms of the stock option agreements.

(3) Fair market value of the Company's common stock at December 31, 2000 ($15.50) minus the exercise price of the options.

EMPLOYMENT AGREEMENTS

    Each Named Executive Officer serves at the discretion of the Board of Directors. The Company does not have any written employment agreements or any change-of-control plans or arrangements with any Named Executive Officer.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors has furnished the following report on its policies with respect to the compensation of executive officers of the Company. The report is not deemed to be "soliciting material" or to be "filed" with the SEC, or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

    Decisions regarding compensation of the Company's executive officers generally are made by the Compensation Committee of the Board of Directors. The Committee is responsible for reviewing the executive salary and benefits structure of the Company at least annually to insure its competitiveness within the Company's industry. All decisions of the Compensation Committee regarding the compensation of the Company's executive officers are reviewed by the Board of Directors, except for decisions regarding grants under the Company's option plans, which are made by the Stock Option Committee. During the fiscal year ended December 31, 2000, Mr. Lief, Dr. Steinmetz and Dr. Ryser served as members of the Compensation Committee.

GENERAL EXECUTIVE COMPENSATION POLICY

    The Company's executive compensation policy is designed to attract to the Company qualified individuals who have the potential as executive officers to contribute to the long-term growth and success of the Company and thereby enhance stockholder value, to motivate such executive officers to perform at the highest of professional levels so as to maximize their contribution to the Company and to retain such executive officers in the employ of the Company. Accordingly, the Company's executive compensation policy is to offer the Company's executive officers competitive compensation opportunities which are tied to their contribution to the growth and success of the Company and their personal performance. Each executive officer's compensation package is comprised of two elements: (i) salary, which reflects individual performance and is designed primarily to be competitive with compensation levels in the industry, and (ii) periodic stock option grants, which strengthen the mutuality of interests between the executive officer and the Company's stockholders.

    As a general matter, the salary for each executive officer is initially established through negotiation at the time the officer is hired, taking into account such officer's qualifications, experience, prior salary, and competitive salary information. Year-to-year adjustments to each executive officer's salary are based upon personal performance for the year, changes in the general level of salaries of persons in comparable positions within the industry, and the average merit salary increase for such year for all employees of the Company established by the Compensation Committee, as well as other factors the Compensation Committee judges to be pertinent during an assessment period. In making salary decisions, the Committee exercises its judgment to determine the appropriate weight to be given to each of these factors.

    The Board believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's common stock. The Board believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods (generally four years) that encourage key executives to continue in the employ of the Company. The Board considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Stock options granted in prior years are also taken into consideration.

IMPLEMENTATION OF EXECUTIVE COMPENSATION POLICY

    The following summary describes the manner in which the Compensation Committee's executive compensation policy was implemented with respect to the fiscal year ended December 31, 2000. Also summarized below are some of the more important factors which were considered in establishing the components of each executive officer's compensation package for the 2000 fiscal year. Additional factors were also taken into account, and the Compensation Committee may, in its discretion, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years, but it is expected that all compensation decisions will be designed to further the general executive compensation policy set forth above.

    SALARY. Each year, the Chief Executive Officer recommends to the Compensation Committee new salary levels for the Company's executive officers. In formulating such recommendations, the Chief Executive Officer considers industry, peer group and national surveys of compensation, as well as the past and expected future contributions of the individual executive officers. The Compensation Committee then reviews the recommendations in light of its assessment of each officer's past performance and its expectation as to future contributions, and arrives at new salary levels for each of the executive officers, including the Chief Executive Officer. These new salary levels are then recommended by the Compensation Committee to the Board of Directors for approval.

    STOCK OPTION GRANTS. During 2000, all grants of stock options by the Company to its executive officers were made pursuant to its Amended and Restated 1998 Equity Compensation Plan and its 2000 Equity

Compensation Plan. During 2000, the Compensation Committee approved the grant of stock options to all of its executive officers in respect of their performance during the fiscal year ending December 31, 2000. In determining the number of shares of common stock covered by each of these grants, the Compensation Committee considered the same factors which it generally considers in determining the salaries of executive officers. These grants were also designed to further the Company's general executive compensation policy.

CEO COMPENSATION

    In setting the compensation payable to Mr. Lief, the Compensation Committee has sought to be competitive with other companies in the industry, while at the same time tying a significant portion of such compensation to the Company's performance.

    Mr. Lief's salary for the fiscal year ended December 31, 2000, was established based upon the Compensation Committee's evaluation of the Company's performance and Mr. Lief's personal performance, as well as its objective of having Mr. Lief's salary remain competitive with salaries being paid to similarly situated chief executive officers. Accordingly, his 2000 salary was set by the Compensation Committee at $450,000.

    The other component of Mr. Lief's compensation in respect of the fiscal year ended December 31, 2000, was entirely dependent upon Mr. Lief's performance during such year, which was in turn tied directly to the Company's performance. The Compensation Committee determined to award Mr. Lief stock options to purchase 300,000 shares of common stock. This award reflected the Compensation Committee's assessment of his favorable performance, which included his satisfaction of the performance goals established by the Compensation Committee at the beginning of the fiscal year ended December 31, 2000, as well as the corporate performance of the Company during such year. In particular, the Compensation Committee considered the completion of an Initial Public Offering ("IPO") by the Company, the continued management performance and success of the members of the Executive Committee reporting to Mr. Lief, scientific progress made by the Company, the progress made in the Company's business development activities, as well as the Company's success in securing capital, prior to the IPO, sufficient to assist it in furthering its strategic performance objectives. 200,000 stock options were granted at exercise prices equal to 85% of the fair market value of the common stock on the date of grant and are subject to vesting. An additional 100,000 stock options were granted to Mr. Lief prior to the IPO with an exercise price of $0.60 per share.

Submitted by the Members of the Compensation Committee

Jack Lief
Stefan Ryser, Ph.D.
Michael Steinmetz, Ph.D.

PERFORMANCE GRAPH

    The following is a line graph comparing the cumulative total return to stockholders (change in stock price plus reinvested dividends) of the Company's common stock from July 28, 2000 (the date of the Company's initial public offering) through December 31, 2000 to the cumulative total return over such period to: the Center for Research in Securities Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Composite Index") and the CRSP Total Return Index for the Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index"). In establishing the starting point on the line graph, we used the closing price of the Company's common stock on July 28, 2000 of $25.00 as required by SEC guidelines.

    The graph assumes the investment of $100 and the reinvestment of dividends, although dividends have not been declared on the Company's common stock, and is based on the returns of the component companies weighted according to their market capitalizations as of the end of each monthly period for which returns are indicated. The performance shown is not necessarily indicative of future price performance. The information contained in the Performance Graph is not deemed to be "soliciting material" or to be "filed" with the SEC, or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

              Comparison of Cumulative Total Return on Investment

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     NASDAQ      NASDAQ PHARMACEUTICALS
                          ARENA    Stock Market    Stocks SIC 2830 2839
          PHARMACEUTICALS, INC.  (US Companies)            US & Foreign
7/28/00                 $100.00         $100.00                 $100.00
7/31/00                  $95.00         $102.90                 $100.00
8/31/00                 $185.00         $115.10                 $119.00
9/29/00                 $172.00         $100.10                 $118.00
10/31/00                $139.80          $91.80                 $106.00
11/30/00                 $78.00          $70.80                  $94.00
12/31/00                 $62.00          $67.10                  $98.00

Notes: A. The lines represent monthly index levels derived from compounded daily returns that include all dividends. B. The indexes are reweighted daily, using the market capitalization on the previous trading day C. The Nasdaq Pharmaceutical Index includes all companies listed on the Nasdaq Stock Market under the SIC Code 283. A copy of the list of companies which comprise the Nasdaq Pharmaceutical Index may be obtained upon request by contacting Arena Pharmaceuticals, Investor Relations, 6166 Nancy Ridge Drive, San Diego, California 92121.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of
March 1, 2001 by:

    - Each person, group or entity who is the beneficial owner of 5% or more of the Company's common stock

    - Each director and nominee for director

    - The Named Executive Officers; and

    - All current directors and executive officers as a group

NAME AND ADDRESS OF BENEFICIAL OWNER                  SHARES BENEFICIALLY OWNED(11)   PERCENTAGE OF TOTAL
------------------------------------                  -----------------------------   -------------------
MPM Asset Management(1).............................            4,012,149                    17.7%
International BM Biomedicine Holdings, Inc.(2)......            1,932,665                     8.5%
Tripos, Inc.(3).....................................            2,015,840                     8.9%
TCW Asset Management Company(4).....................            1,539,313                     6.8%
Jack Lief(5)**......................................              715,500                     3.1%
Dominic P. Behan, Ph.D.(6)**........................              457,500                     2.0%
Derek T. Chalmers, Ph.D.(7)**.......................              452,500                     2.0%
Richard P. Burgoon, Jr.(8)**........................              153,000                        *
Nigel R. A. Beeley, Ph.D.(9)**......................               50,000                        *
Michael Steinmetz, Ph.D.(1).........................            4,023,091                    17.7%
Stefan Ryser, Ph.D**................................                2,000                        *
John P. McAlister, III, Ph.D.(3)....................            2,017,840                     8.9%
All directors and executive officers as a group (13
  persons)(10)......................................            8,101,431                    34.4%

------------------------

*   Less than one percent

** The address for each of these stockholders and beneficial owners is 6166 Nancy Ridge Drive, San Diego, California, 92121.

(1) Reflects 3,473,112 shares held of record by BB BioVentures, LP, 497,310 shares held of record by MPM BioVentures Parallel Fund, LP, 41,727 shares held of record by the MPM Asset Management Investors 1999 LLC and 10,942 shares which Dr. Steinmetz owns directly. Dr. Steinmetz is the Managing Director if MPM Asset Management LLC, which is the fund manager of each of BB BioVentures, MPM BioVentures Parallel Fund and MPM Asset Management Investors. The address of MPM Asset Management and Dr. Steinmetz is One Cambridge Center, 9th Floor, Cambridge, Massachusetts 02421. MPM Asset Management disclaims beneficial ownership of shares which Dr. Steinmetz owns directly. Dr. Steinmetz disclaims beneficial ownership of shares in which he does not have a pecuniary interest. Dr. Steinmetz is the holder of record of 50,000 shares of ChemNavigator.com's Series A preferred stock, 13,296 shares of its Series B preferred stock and holds a warrant to purchase 3,324 shares of the common stock of ChemNavigator.com.

(2) Reflects shares owned by International BM Biomedicine Holdings, Inc. The address for International BM Biomedicine Holdings is House of Commerce, Aeschenplatz 7, P.O. Box 136, CH-4010, Basel, Switzerland.

(3) Dr. McAlister is the President, Chief Executive Officer and director of Tripos, Inc. Dr. McAlister owns 2,000 shares directly. The address for Tripos, Inc. and Dr. McAlister is 1699 South Hanley Road, St. Louis, Missouri 63144. Dr. McAlister disclaims beneficial ownership of shares in which he does not have a pecuniary interest.

(4) TCW Asset Management Company has informed us that it owns 1,539,313 shares which are held for the benefit of its clients and affiliated advisors. Based upon Schedule 13G dated December 21, 2000, The TCW Group, Inc. and Robert Day share voting and dispositive power with respect to these shares. The address for TCW Asset Management Company, The TCW Group, Inc. and Robert Day is 865 South Figueroa Street, Los Angeles, California 90017.

(5) Includes 300,000 shares issuable upon the exercise of stock options. Includes 118,750 shares that were issued to Mr. Lief upon the exercise of unvested stock options. Shares issued upon the exercise of unvested stock options will vest over the four-year term of the underlying stock option agreement, subject to repurchase by the Company if Mr. Lief leaves the Company's employ. Mr. Lief also owns 200,000 shares of the common stock of ChemNavigator.com, subject to repurchase by ChemNavigator.com if Mr. Lief is no longer employed by the Company.

(6) Includes 212,500 shares issuable upon the exercise of stock options. Includes 12,500 shares that were issued to Dr. Behan upon the exercise of unvested stock options. Shares issued upon the exercise of unvested stock options will vest over the four-year term of the underlying stock option agreement, subject to repurchase by the Company if Dr. Behan is no longer employed by the Company.

(7) Includes 212,500 shares issuable upon the exercise of stock options. Includes 12,500 shares that were issued to Dr. Chalmers upon the exercise of unvested stock options. Shares issued upon the exercise of unvested stock options will vest over the four-year term of the underlying stock option agreement, subject to repurchase by the Company if Dr. Chalmers is no longer employed by the Company.

(8) Includes 98,750 shares issuable upon the exercise of stock options. Includes 31,875 shares that were issued to Mr. Burgoon upon the exercise of unvested stock options. Shares issued upon the exercise of unvested stock options will vest over the four-year term of the underlying stock option agreement, subject to repurchase by the Company if Mr. Burgoon is no longer employed by the Company. Mr. Burgoon also owns 175,000 shares of the common stock of ChemNavigator.com subject to repurchase by ChemNavigator.com if Mr. Burgoon is no longer employed by the Company.

(9) Includes 35,938 shares that were issued to Dr. Beeley upon the exercise of unvested stock options. Shares issued upon the exercise of unvested stock options will vest over the four-year term of the underlying stock option agreement, subject to repurchase by the Company if Dr. Beeley is no longer employed by the Company.

(10) Includes 878,750 shares issuable upon the exercise of stock options.

(11) This table is based on information supplied by officers, directors and principal stockholder and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that the stockholders named in this table have sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,696,913 shares outstanding on March 1, 2001, adjusted as required by the rules promulgated by the SEC. Includes shares issuable pursuant to options and other rights to purchase shares of the Company's common stock exercisable within 60 days of March 1, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers, and ten percent stockholders to file reports of ownership of equity securities of the Company and changes in such ownership with the SEC and the NASDAQ and to furnish copies of such reports to the Company.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except that John P. McAlister, III, filed an amendment to a Form 4 which reported his indirect holdings that were inadvertently omitted from the Form 4 initally filed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee consists of Jack Lief, Michael Steinmetz, Ph. D. and Stefan Ryser, Ph. D. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as members of the Company's board of directors or Compensation Committee.

    Mr. Lief, who is a member of the Company's Compensation Committee, is also the Company's Chief Executive Officer and serves as a director of ChemNavigator.com and as the President and Chief Executive Officer and a director of Aressa Pharmaceuticals, Inc. and BRL Screening, Inc. Mr. Lief has entered into a four-year service agreement with ChemNavigator.com in which he agrees to provide up to 200 hours of service per year. As compensation for his services he has received 200,000 shares of common stock of ChemNavigator.com, which vest over a period of four years, subject to Mr. Lief remaining in the Company's employ. ChemNavigator.com is a 34% owned affiliate of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Dr. McAlister, a member of the Company's Board of Directors, is also the Chief Executive Officer and President of Tripos, Inc. Tripos is the beneficial owner of approximately 8.9% of the Company's common stock. The Company has entered into a drug research collaboration agreement and a software license agreement with Tripos, and the Company may enter into additional agreements with Tripos for the joint development of drug candidates using CART-activated receptors and Tripos' chemical library. The Company will share expenses and any proceeds resulting from the collaboration with Tripos and will pay Tripos a fee for services they provide outside of the collaboration.

    Dr. Steinmetz, a member of the Company's Board of Directors, is also a Managing Director for MPM Asset Management. MPM Asset Management is the beneficial owner of approximately 17.7% of the Company's common stock. In January 2000, entities controlled by MPM Asset Management purchased 1,141,033 shares of the Company's Series E preferred stock for an aggregate purchase price of $4,564,132. In March 2000, entities controlled by MPM Asset Management purchased 865,385 shares of the Company's Series F preferred stock for an aggregate purchase price of $4,500,002. Dr. Steinmetz is the holder of record of 50,000 shares of ChemNavigator.com's Series A preferred stock, 13,296 shares of its Series B preferred stock and holds a warrant to purchase 3,324 shares of the common stock of ChemNavigator.com for which he paid an aggregate purchase price of $80,315.

    International BM Biomedicine Holdings is the beneficial owner of approximately 8.5% of the Company's common stock. In January 2000, International BM Biomedicine Holdings purchased 500,000 shares of the Company's Series E preferred stock for an aggregate purchase price of $2,000,000.

    Dr. Michael E. Lewis, one of the Company's co-founders, served as a director of the Company until April of 2000. Dr. Lewis is a principal in BioDiligence Partners, Inc. The Company paid BioDiligence Partners, Inc. $150,000 during 2000, for consulting services rendered.

    Mr. Lief, the Company's President and Chief Executive Officer, is also the President, Chief Executive Officer of Aressa Pharmaceuticals, Inc. and BRL Screening, Inc. and a member of the Board of Directors of Aressa
Pharmaceuticals, Inc., ChemNavigator.com and BRL Screening, Inc.

    Mr. Burgoon, the Company's Senior Vice President, Operations, General Counsel and Secretary, is also the Secretary of Aressa Pharmaceuticals, Inc. and ChemNavigator.com, and is a member of the Board of Directors of Aressa Pharmaceuticals, Inc., ChemNavigator.com and of BRL Screening, Inc. Mr. Burgoon has entered into a four-year service agreement with ChemNavigator.com in which he agrees to provide up to 200 hours of service per year. As compensation for his services he has received 175,000 shares of common stock of ChemNavigator.com, which vest over a period of four years, subject to Mr. Burgoon remaining in the Company's employ.

    Mr. Hoffman, the Company's Vice President, Finance, is also the Vice President, Finance of BRL Screening, Inc. Mr. Hoffman has entered into a four-year service agreement with ChemNavigator.com in which he agrees to provide up to 200 hours of service per year. As compensation for his services he has received 100,000 shares of common stock of ChemNavigator.com, which vest over a period of four years, subject to Mr. Hoffman remaining in the Company's employ.

    In April 2000, Mr. Scotti, the Company's Vice President, Business Development, purchased 10,000 shares of the Company's Series G preferred stock for an aggregate purchase price of $73,000.

    Dr. Beeley, the Company's Vice President, Chief Chemical Officer has provided consulting services to ChemNavigator.com and has received 3,200 options to purchase shares of common stock of ChemNavigator.com as compensation for services rendered. The options vest over a period of four years, provided he continues to provide services to ChemNavigator.com.

    The Company also subleases office space to ChemNavigator.com at a fair market rate. The estimated total annual rent under the lease for the year 2001 is $67,104. The amount of the rent under the lease is varies depending upon the number of employees of ChemNavigator.com occupying space in the Company's facility. The Company believes that all of the transactions described above were made and are on terms no less favorable to the Company than those that could be obtained from independent third parties in arms-length negotiations.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors has furnished the following report on its activities with respect to its oversight responsibilities during the year 2000. The report is not deemed to be "soliciting material," or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Company's Board of Directors has adopted a written charter for the Audit Committee which is attached to this Proxy Statement as Exhibit A. The Audit Committee of the Board of Directors is composed of three non-employee directors who are independent as defined in the applicable listing standards of the National Association of Securities Dealers. The Committee held one meeting during 2000.

    In fulfilling its responsibilities, the Committee recommended to the Board of Directors the selection of the Company's independent auditors. The Committee discussed with the independent auditors the overall scope and specific plans for their audit. The Committee also discussed the Company's financial statements and the adequacy of the Company's internal controls. During the Committee meetings, the Committee met with the independent auditors, without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The meetings also were designed to facilitate any private communication with the Committee desired by the independent auditors.

    The Committee monitored the independence and performance of the Company's independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section380), as modified or supplemented. The Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent auditors the independent auditors' independence. The Committee determined that the provision of professional services, other than audit and review services by the Company's independent auditors is compatible with maintaining their independence.

    The Audit Committee reviewed and discussed the audited financial statements with management. The Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for filing with the SEC, based on the review and discussions referred to above.

John P. McAlister, III, Ph.D.
Michael Steinmetz, Ph.D.
Stefan Ryser, Ph.D.

AUDIT FEES

    The aggregate fees billed to the Company for professional services rendered for the audit of the Company's financial statements for the year ending December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q during the year 2000 were $53,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    No fees were billed to the Company for professional services rendered for design and implementation of the Company's accounting and computer systems by the Company's principal independent auditors during the year 2000.

ALL OTHER FEES

    The aggregate amount of fees billed to the Company for professional services, other than audit and review of the Company's financial statements, and design and implementation of the Company's accounting and computer systems, rendered by the Company's principal independent auditors during the year 2000 was $267,000. This amount included services in connection with the Company's IPO in July 2000.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

    To be considered for inclusion in next year's proxy statement, stockholder proposals must be in writing and be received at the Company's Headquarters no later than the close of business on November 29, 2001.

    Notices of intention to present proposals at the 2002 annual meeting should be addressed to General Counsel, Arena Pharmaceuticals, Inc., 6166 Nancy Ridge Drive, San Diego, California 92121. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and any other applicable requirements.

ANNUAL REPORT

    A copy of the Company's Annual Report for the 2000 fiscal year has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

ANNUAL REPORT ON FORM 10-K

    THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. THE COMPANY WILL FURNISH A COPY OF ANY EXHIBIT TO SUCH REPORT UPON WRITTEN REQUEST AND PAYMENT OF THE

COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ARENA PHARMACEUTICALS, INC., 6166 NANCY RIDGE DRIVE, SAN DIEGO, CALIFORNIA 92121.

OTHER MATTERS

    The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Dated: March 29, 2000

                                          By Order of the Board of Directors

                                          /s/ Richard P. Burgoon, Jr.

                                          Richard P. Burgoon, Jr.

                                          Senior Vice President, Operations,

                                          General Counsel & Secretary

                                   EXHIBIT A
                          ARENA PHARMACEUTICALS, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.  AUDIT COMMITTEE PURPOSE

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    - Review financial information to be provided to stockholders and others.

    - Monitor the integrity of the Company's financial reporting processing and systems of internal controls.

    - Monitor the independence and performance of the Company's independent auditors.

    - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee may retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

    The Audit Committee shall be comprised of at least three directors, each of whom shall be independent, as determined by the Board of Directors and in accordance with the applicable provisions of the Marketplace Rules of the National Association of Securities Dealers, Inc. applicable to the Nasdaq Stock Market, subject to such exceptions as may be permitted under such Rules. Audit Committee members also shall satisfy the qualification requirements of the Nasdaq Stock Market for Audit Committee membership, subject to such exceptions as may be permitted under such Rules.

    The Board of Directors shall appoint the members of the Audit Committee. If the Chairman of the Audit Committee is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

    REVIEW PROCEDURES

    In fulfilling its responsibilities, the Audit Committee is expected to perform the following procedures:

    1. Review and reassess the Charter of the Audit Committee at least annually and recommend to the Board of Directors, as appropriate, amendments to the Charter.

    2. Review the Company's annual audited financial statements prior to filing or distribution. In conducting its review, the Audit Committee should discuss the following matters with management and the independent auditors:

       a. The independent auditors' audit of the financial statements and its report thereon.

       b. Any significant changes required in the independent auditors' audit plan.

       c. Any significant difficulties encountered during the course of the audit (including any restriction on the scope of work or access to required information).

       d. Any significant disagreement among management and the independent auditors in connection with preparation of the financial statements.

       e. Other matters related to the conduct of the audit which are communicated to the Audit Committee under generally accepted auditing standards.

    3. In consultation with the management and the independent auditors, discuss the integrity of the Company's financial reporting processes and controls. Review significant findings prepared by the independent auditors together with management's responses.

    4. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

    5. Review the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 (see
       Item 11) or other significant findings based upon the auditors' review procedures. As deemed appropriate, the Audit Committee shall review these matters with financial management and the independent auditors. The Chairman of the Committee or such other committee member as designated by the Chairman of the Committee may represent the entire Audit Committee for purposes of this review.

    6. Meet with the independent auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

    DUTIES RELATING TO THE INDEPENDENT AUDITORS

    The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the stockholders. Accordingly, the Audit Committee is expected to perform the following activities with, or as they relate to, the independent auditors:

    7. Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    8. Approve the fees and other significant compensation to be paid to the independent auditors.

    9. Review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

    10. On an annual basis, the Committee should review, and discuss with the independent auditors, all significant relationships the independent auditors have with the Company that could impair the auditors' independence. This review should include, without limitation, the following:

       a. Receiving a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Statement No. 1.

       b. Actively engaging in a dialog with the independent auditor with respect to any disclosed relationships or services that my have an impact on the objectively and independence of the independent auditor.

    11. Review the independent auditors audit plan. This review should include a discussion of scope, staffing, locations, reliance upon management and general audit approach.

    12. Prior to releasing the year-end earnings, discuss, out of the presence of management, the results of the audit with the independent auditors. The discussion should include the matters set forth in item 2, as well as the following:

       a. The adequacy of the Company's internal controls, including computerized information system controls and security.

       b. Any related significant findings and recommendations of the independent auditor together with management's responses to them.

       c. The independent auditor's judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Without limiting the foregoing, the Audit Committee is expected to inquire as the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

    OTHER AUDIT COMMITTEE RESPONSIBILITIES

    13. Recommend to the Board of Directors whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

    14. Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's proxy statement relating to the annual meeting of stockholders.

    15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

    16. Maintain minutes of meetings and periodically report to the Board of Directors on its activities.

    17. Periodically perform self-assessment of audit committee performance.

    18. Discuss and address with the independent auditors any significant issues relative to overall board responsibility that, in the judgment of the independent auditors, have been communicated to management but have not been adequately resolved.

                                   EXHIBIT B
                    2001 ARENA EMPLOYEE STOCK PURCHASE PLAN

                       [ARENA PHARMACEUTICALS, INC. LOGO]

                          ARENA PHARMACEUTICALS, INC.
                    2001 ARENA EMPLOYEE STOCK PURCHASE PLAN

    The following constitutes the provisions of the 2001 Arena Employee Stock Purchase Plan.

    1. PURPOSE. The purpose of the Plan is to provide employees of Arena Pharmaceuticals, Inc. (the "Company") and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2. DEFINITIONS.

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Code" shall mean the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

        (c) "Common Stock" shall mean the common stock of the Company.

        (d) "Company" shall mean Arena Pharmaceuticals, Inc., or any successor by merger or otherwise, and any Designated Subsidiary of the Company.

        (e) "Compensation" shall mean all base gross earnings, commissions, overtime, shift premium, incentive compensation, incentive payments, and bonuses before giving effect to any compensation reductions made in connection with plans described in section 401(k) or 125 of the Code, but exclusive of payments for any other compensation.

        (f) "Designated Subsidiary" shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the Plan, BRL Screening, Inc. shall be deemed to have been designated by the Board as a Designated Subsidiary.

        (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

        (h) "Enrollment Date" shall mean the first Trading Day of each Offering Period.

        (i) "Exercise Date" shall mean the last Trading Day of each Purchase Period.

        (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

           (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

           (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

           (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

        (k) "Offering Periods" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later. The first Offering Period shall be the period commencing July 1, 2001 and terminating on the last Trading Day on or before June 30, 2003. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

        (l) "Plan" shall mean this 2001 Arena Employee Stock Purchase Plan.

        (m) "Purchase Period" shall mean the approximately three (3) month period commencing on the next Trading Day following the preceding Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

        (n) "Purchase Price" shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

        (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

        (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

        (q) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

    3. ELIGIBILITY.

        (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

        (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any parent or subsidiary corporation, or
    (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and any parent or subsidiary corporation accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

    4. OFFERING PERIODS.

        (a) PLAN IMPLEMENTATION. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 of each year, or on such other date as the Board (or its committee appointed pursuant to Section 14) shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period shall begin on July 1, 2001 and, except as may be otherwise provided for in
    Section 4(c), shall end on the last Trading Day on or before June 30, 2003. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        (b) OFFERING PERIOD DURATION. Each Offering Period shall be for a period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised.

        (c) AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. To the extent permitted by any applicable laws, regulations, stock exchange rules, or Nasdaq Stock Market rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

        (d) CHANGES BY BOARD. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

    5. PARTICIPATION.

        (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of EXHIBIT A attached to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

        (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

    6. PAYROLL DEDUCTIONS.

        (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

        (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

        (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company's payroll office a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

        (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

        (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

    7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than Six Hundred Twenty Five (625) shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

    8. EXERCISE OF OPTION.

        (a) Unless a participant withdraws from the Plan as provided in
    Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

        (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed
    (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or
    (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocations of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

    9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

    10. WITHDRAWAL.

        (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company's payroll office in the form of EXHIBIT B attached to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company's payroll office a new subscription agreement.

        (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.

    11. TERMINATION OF EMPLOYMENT. Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant's option shall be automatically terminated.

    12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

    13. STOCK.

        (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be One Million (1,000,000) shares.

        (b) The participant shall have no interest or voting rights in shares covered by his or her option until such option has been exercised.

        (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

    14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

    15. DESIGNATION OF BENEFICIARY.

        (a) A participant may file with the Company's payroll office a written designation of a beneficiary who is to receive any shares and cash from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file with the Company's payroll office a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

    17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    18. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

    19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

        (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        (b) DISSOLUTION OR LIQUIDATION. In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

        (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in
    Section 10 hereof.

    20. AMENDMENT OR TERMINATION.

        (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or Nasdaq stock market rule or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

        (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee appointed pursuant to Section 14) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

        (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

           (1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

           (2) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

           (3) allocating shares.

    Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

    21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of the Nasdaq Stock Market or any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    23. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

    24. MISCELLANEOUS.

        (a) ADMINISTRATIVE COSTS. The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Common Stock directed by Employees).

        (b) NO EMPLOYMENT RIGHTS. Participation in the Plan shall not give an Employee any right to continue in the employment of the Company, and shall not affect the right of the Company to terminate the Employee's employment at any time, with or without cause.

        (c) REPURCHASE OF STOCK. The Company shall not be required to purchase or repurchase from any Employee any of the shares of Common Stock that the Employee acquires under the Plan.

        (d) INTERNAL REVENUE CODE AND ERISA CONSIDERATIONS. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. The provisions of the Plan, accordingly, shall be construed so as to comply with the requirements of that section of the Code or any successor provision, and the regulations thereunder. The Plan is not intended and shall not be construed as constituting an "employee benefit plan," within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

        (e) HEADINGS, CAPTIONS, GENDER. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

        (f) SEVERABILITY OF PROVISIONS, PREVAILING LAW. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of California to the extent such laws are not in conflict with, or superseded by, federal law.

                                   [END OF PLAN]

                       [ARENA PHARMACEUTICALS, INC. LOGO]

                          ARENA PHARMACEUTICALS, INC.
                                   EXHIBIT A
                    2001 ARENA EMPLOYEE STOCK PURCHASE PLAN
                            *SUBSCRIPTION AGREEMENT*

________ Original Application           Enrollment Date: ________________

________ Change in Payroll Deduction Rate

________ Change of Beneficiary(ies)

1. hereby elects to participate in the 2001 Arena Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 1 to 15%) during the
    Offering Period in accordance with the Employee Stock Purchase Plan. (PLEASE NOTE that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
    ---------------------------------------------;
    ---------------------------------------------.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing immediately upon any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that

    I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
    (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME: (Please print)

  ------------------------     ----------------------------   ----------------------------
           (First)                       (Middle)                        (Last)

  --------------------------------------------------------
    Relationship to Employee

ADDRESS:

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------

Employee's Social              ------------------------------------------------------------
Security Number:

Employee's Address:            ------------------------------------------------------------

                               ------------------------------------------------------------

                               ------------------------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE
OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
     ----------------------------------------------------

  --------------------------------------------------------
    Signature of Employee

  --------------------------------------------------------
    Spouse's Signature (If beneficiary under item 8 is OTHER than spouse)

                       [ARENA PHARMACEUTICALS, INC. LOGO]

                          ARENA PHARMACEUTICALS, INC.
                                   EXHIBIT B
                    2001 ARENA EMPLOYEE STOCK PURCHASE PLAN
                             *NOTICE OF WITHDRAWAL*

    The undersigned participant in the Offering Period of the 2001 Arena Employee Stock Purchase Plan that began on ____________, 20______ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------
Signature:

------------------------------------------------------------

Date:
------------------------------------------------------------

                       ARENA PHARMACEUTICALS, INC.
                        6166 Nancy Ridge Drive
                       San Diego, California 92121

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2001 ANNUAL
                          MEETING OF STOCKHOLDERS

         The undersigned stockholder of ARENA PHARMACEUTICALS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement each dated March 29, 2001 and the Annual Report to Stockholders, and hereby appoints Jack Lief and Richard P. Burgoon, Jr., the President and the Secretary, respectively, of Arena Pharmaceuticals, Inc. (the "Company"), or each of them, as proxies and attorneys-in-fact, with all powers of substitution, to represent and vote, as set forth below, the shares of Common Stock of the Company held of record by the undersigned at the close of business on March 15, 2001, at the 2001 Annual Meeting of Stockholders of the Company, which is being held at the offices of the Company at 6166 Nancy Ridge Drive, San Diego, California 92121, on Tuesday, May 8, 2001, at 10:00 am, San Diego local time, and at any adjournments or postponements of such meeting, with all powers which the undersigned would possess if personally present at such meeting or at any such postponement or adjournment, and, in their discretion, to vote such shares upon any other business that may properly come before the meeting or any adjournments or postponements thereof.

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THE PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1, 2 AND 3 AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENTS THEREOF.

                       ARENA PHARMACEUTCIALS, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3 BELOW.

1.   ELECTION OF DIRECTORS

       For [  ]      Withhold  [  ]     For All Except [  ]

                     ______________________
                     Nominees Excepted

Nominees: Jack Lief, Dominic P. Behan, Ph.D., Derek T. Chalmers, Ph.D., John
P. McAlister, III, Ph.D., Michael Steinmetz, Ph.D., and Stefan Ryser, Ph.D.

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR ALL NOMINEES LISTED BELOW EXCEPT" and write that nominee's name in the space to the right thereof.)

2.    Ratification of Selection of Ernst & Young LLP as Independent Auditors

       For [  ]      Against [  ]     Abstain [  ]

3. Proposal to Approve 2001 Arena Employee Stock Purchase Plan with 1,000,000 shares of common stock reserved for issuance thereunder

       For [  ]      Against [  ]     Abstain [  ]

             Check here if you plan to attend the annual meeting  [  ]


Dated _________________________________________________________________________

_______________________________________________________________________________
                                Signature

NOTE: This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon. If shares are held by joint tenants or as community property, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Please return in the envelope provided or fax to (303) 986-2444, Attention:
Proxy Department


CONTROL NUMBER


                       PLEASE VOTE, SIGN, DATE AND RETURN
                           THIS PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE.